UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2003

                                   INYX, INC.

             (Exact name of registrant as specified in its charter)

Nevada                              333-83152                75-2870720
------                              ---------                ----------
(State or other jurisdiction        (Commission              (I.R.S. Employer
        of incorporation)           File Number)             Identification No.)


             825 Third Avenue, 40th Floor, New York, New York 10022
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (212) 838-1111

         Item 2 - Acquisition or Disposition of Assets
         ---------------------------------------------

         Registrant filed a Form 8-K on May 13, 2003, describing in Items 1 and 2 a material acquisition and change in the control of Registrant resulting therefrom. Registrant filed a Form 8-K/A on June 24, 2003, adding the financial statements and Management's Discussion and Analysis for the acquired business. Such filings excluded three contracts between the Registrant and Stiefel
Laboratories, Inc. on the basis of their confidentiality. Such agreements are now being filed as exhibits.

         Item 7 - Financial Statements and Exhibits
         ------------------------------------------

         *Exhibit   10.13.3.   -  Manufacturing  and  Supply  Agreement  between
Registrant and Stiefel Laboratories, Inc. dated March 6, 2003.

         *Exhibit 10.13.4 - Development Agreement between Registrant and Stiefel Laboratories, Inc. dated March 6, 2003.

         Exhibit 10.13.5 - Quality Agreement between Registrant and Stiefel Laboratories, Inc. dated March 6, 2003.

         ---------------------------

         * - Confidentiality has been requested with respect to certain provisions of this agreement.



                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     INYX, INC.


                                                     By: /s/ Jack Kachkar
                                                        ------------------------
                                                        Jack Kachkar, Chairman



Dated:  March 12, 2004